Exhibit 10.18

CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. […***…] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

FIRST AMENDMENT TO

LICENSING AND COLLABORATION AGREEMENT

This First Amendment (the “Amendment”) to that certain Licensing and Collaboration Agreement, dated December 17, 2013, (the “Agreement”) by and between ELI LILLY AND COMPANY, a corporation organized and existing under the laws of Indiana, with its principal business office located at Lilly Corporate Center, Indianapolis, Indiana 46285 (“Lilly”) and ZYMEWORKS INC., a corporation organized and existing under the laws of Canada, and extraprovincially in British Columbia, having an address at 540-1385 West 8th Avenue, Vancouver, BC, Canada V6H 3V9 (“Zymeworks”), is made effective as of May 30, 2014 (the “Amendment Effective Date”). Zymeworks and Lilly are each referred to individually as a “Party” and together as the “Parties.”

BACKGROUND

A.	Lilly and Zymeworks entered into the Agreement, pursuant to which the Parties are conducting the Research Program and Zymeworks granted certain licenses to Lilly under the Zymeworks Intellectual Property.

B.	Lilly and Zymeworks now desire to amend the Agreement to reflect the Parties’ agreement with respect to the inclusion of a second Target Pair in the Research Program, all as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the sufficiency of which is acknowledged by both Parties, the Parties agree as follows:

AGREEMENT

1.	Definitions. Unless otherwise defined in this Amendment, initially capitalized terms used herein shall have the meanings given to them in the Agreement.

2.	Section 1.5. Antibody. Section 1.5 of the Agreement is hereby deleted in its entirety and replaced with the following:

“1.5 “Antibody” means any and all antibodies or antibody analogues, including Fc or Fab components thereof, derived and generated from the Lilly Sequences through the application of the Zymeworks Platform pursuant to the Research Program. For clarity, notwithstanding the

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foregoing, the Antibodies as defined hereunder shall only include Multi-Specific Antibodies Directed to the Lilly Target Pair.”

3.	Section 1.39. Lilly Target Pair. Section 1.39 of the Agreement is hereby deleted in its entirety and replaced with the following:

“1.39 “Lilly Target Pair” means (a) prior to the Research Program Completion Date, each of the following two pairs: (1) […***…], as more specifically referred to […***…], and […***…], as more specifically referred to […***…] (the “[…***…] Target Pair”) and (2) […***…] and […***…] (the “[…***…] Target Pair”; each of the […***…] Target Pair and the […***…] Target Pair may be referred to herein as an “Initial Target Pair”); and (b) upon and after the Research Program Completion Date, solely the Selected Target Pair. […***…] may each be referred to herein as “Target 2”.”

4.	Section 1.67. Interpretation. The second Subsection (h) in Section 1.67 of the Agreement is hereby re-lettered as Subsection (k) and Subsection (l) is added as follows:

“and (l) all references to dollars or $ herein shall be to United States Dollars, whether or not so designated.”

5.	Section 3.1.2. Research Term. The following sentence is hereby added at the end of Section 3.1.2 of the Agreement:

“Notwithstanding the foregoing, the Research Program Term for the […***…] Target Pair shall commence on the Amendment Effective Date and conclude twelve (12) months after the commencement of Part A – Project Initiation of the Research Plan for the […***…].”

6.	Section 3.1.3(a). Research Plan. The following sentence is hereby added at the end of Section 3.1.3(a) of the Agreement:

“Notwithstanding the foregoing, the Lilly Sequences Directed to […***…] shall be provided to Zymeworks within […***…] after the Amendment Effective Date. For avoidance of any doubt, the Parties agree that the Lilly Sequences Directed to […***…] that are provided within such […***…] period may not be the final version of such Lilly Sequences since the Parties acknowledge that Lilly is […***…]such Lilly Sequences by carrying out […***…] of […***…] and […***…] via […***…] and, therefore, upon Lilly’s completing this […***…] work Lilly will provide to Zymeworks this […***…] version of such Lilly Sequences.”

7.	Section 3.1.5. Replacement of Target 2. The following sentence is hereby added at the end of the first paragraph of Section 3.1.5 of the Agreement (before clause (a)):

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“For clarity, the addition of the […***…] Target Pair to the Agreement shall be deemed the first Replacement Target. Accordingly, after the Amendment Effective Date and until the expiration of the Target Replacement Term, Lilly shall have the right to nominate […***…] Replacement Target, which may be for either […***…] or […***…], in accordance with this Section 3.1.5.”

8.	Sections 3.7 and 3.8. Product Selection and Additional Program Option. Sections 3.7 and 3.8 are hereby added to the Agreement as follows:

“3.7 Product Selection.

3.7.1 Selected Target Pair. Upon the first achievement of […***…] of the Research Plan by an Antibody hereunder, (a) Lilly shall pay Zymeworks Development Milestone Payment 1 with respect to such Antibody in accordance with Section 5.3, and (b) unless within […***…] of achievement of […***…] with respect to such Antibody Lilly notifies Zymeworks in writing that the Initial Target Pair to which such Antibody is Directed (the “First Initial Target Pair”) is not the Selected Target Pair, the First Initial Target Pair shall become the “Selected Target Pair.” In either case, the Parties shall, for the remainder of the Research Program Term for the other Initial Target Pair (the “Second Initial Target Pair”), continue to conduct the Research Program with respect to the Second Initial Target Pair in accordance with Section 3.1.4. Furthermore, within […***…] after the achievement of […***…] of the Research Plan by an Antibody Directed To the Second Initial Target Pair, Lilly shall pay Zymeworks an additional Development Milestone Payment in the amount of […***…] dollars ($[…***…]), subject to Sections 6.2 and 6.3.

3.7.2 Unselected Target Pair. Upon achievement of […***…] of the Research Program by an Antibody Directed To the Second Initial Target Pair (the “Research Program Completion Date”), (a) in the event that the First Initial Target Pair is the Selected Target Pair pursuant to Section 3.7.1 above, then the Second Initial Target Pair shall become the “Unselected Target Pair” and shall be subject to the Second Program Option as set forth in Section 3.8 below, or (b) in the event that Lilly notifies Zymeworks that the First Initial Target Pair is not the Selected Target Pair pursuant to Section 3.7.1, then the Second Initial Target Pair shall become the Selected Target Pair, and the First Initial Target Pair shall become the Unselected Target Pair and shall be subject to the Second Program Option as set forth in Section 3.8 below. As of the Research Program Completion Date, the Selected Target Pair shall become the only Target Pair for all purposes of this Agreement, and the Unselected Target Pair shall cease to be a Target Pair for all purposes of this Agreement, unless and until the Unselected Target Pair is added to this Agreement in accordance with Section 3.8 below. Similarly, any and all antibo1dies Directed To the Unselected Target Pair shall cease to be Antibodies for all purposes of this Agreement (including for purposes of the definition of Product), unless and until the Unselected Target Pair is added to this Agreement in accordance with Section 3.8 below.

3.7.3 Expiration of Research Program Term. Notwithstanding anything herein to the contrary, in the event that no Antibody Directed To a particular Initial Target Pair achieves

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[…***…] of the Research Plan prior to the expiration of the Research Program Term for such Initial Target Pair, such Initial Target Pair shall cease to be a Target Pair for all purposes of the Agreement. In such case, the other Initial Target Pair shall be the only Target Pair for all purposes of this Agreement; provided that an Antibody Directed To such Initial Target Pair achieves […***…] of the Research Plan prior to the expiration of the applicable Research Program Term.

3.8 Second Program Option. Zymeworks hereby grants Lilly the option to include the Unselected Target Pair as a Target Pair under the Agreement (the “Second Program Option”), subject to the terms and conditions of this Section 3.8. Lilly may exercise the Second Program Option at any time commencing on the Amendment Effective Date and expiring […***…] days after the earlier of (a) […***…] and (b) […***…] (the “Option Period”) by providing written notice of such exercise (the “Exercise Notice”) to Zymeworks. Upon Zymeworks’ receipt of the Exercise Notice, the Parties shall negotiate in good faith the financial terms to apply with respect to the Unselected Target Pair. For clarity, in the event that the Second Program Option is exercised and the Parties come to terms prior to the designation of an Initial Target Pair as the Unselected Target Pair pursuant to Section 3.7, the terms that are agreed by the Parties pursuant to the foregoing sentence, if any, shall apply to the Initial Target Pair that is subsequently designated as the Unselected Target Pair upon such designation. In the event that the Parties fail to agree (in spite of negotiating in good faith) with respect to such terms within […***…] days after the date of the Exercise Notice and execute an amendment to the Agreement incorporating the Unselected Target Pair, Lilly’s option with respect to the Unselected Target Pair shall immediately terminate and such Unselected Target Pair shall no longer be part of the Agreement, and, subject to Section 2.3, neither Party shall have any restrictions or limitations under the Agreement with respect to its ability to develop and commercialize antibodies and products Directed To the Unselected Target Pair, alone or in collaboration with one or more Third Parties; provided that neither Party shall, directly or indirectly, use, modify, develop or commercialize any Multi-Specific Antibodies Directed to such Unselected Target Pair that were generated pursuant to the Research Program prior to such date. Accordingly, any and all antibodies Directed To the Unselected Target Pair shall cease to be Antibodies for all purposes (except for Section 7.1) of this Agreement (including for purposes of the definition of Product). For purposes of clarity, nothing in the preceding sentence shall be interpreted as amending the ownership provisions of Section 7.1 of the Agreement.

9.	Section 5.2.1. FTE Funding. The last sentence of Section 5.2.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“For clarity, Lilly shall provide Zymeworks funding for all Zymeworks FTEs engaged in the Research Program; provided that Lilly shall not be responsible for funding more than […***…] with respect to each Initial Target Pair in any given month during the Research Program Term, unless otherwise agreed by Lilly in writing (such agreement not to be unreasonably withheld).”

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10.	Section 5.2.2. Third Party Expenses. The second sentence of Section 5.2.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Third Party Expenses shall not exceed (a) with respect to the […***…] Target Pair: (1) […***…] dollars ($[…***…]) prior to achievement of […***…] or (2) […***…] dollars ($[…***…]) during the conduct of […***…], and (b) […***…]: (1) […***…] dollars ($[…***…]) prior to achievement of […***…] or (2) […***…] dollars ($[…***…]) during […***…], in each case unless otherwise agreed by Lilly in writing (such agreement not to be unreasonably withheld) (each of (a)(1), (a)(2), (b)(1), and (b)(2), a “Third Party Expense Threshold”).”

11.	Section 10.2.1. During the Research Program Term. Section 10.2.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“10.2.1 During the Research Program Term.

Lilly has the right during the Research Program Term to terminate the Agreement in whole (or in part with respect to a particular Lilly Target Pair) in its sole discretion upon […***…] days prior notice to Zymeworks. For clarity, termination of the Agreement with respect to one or more (but not all) Lilly Target Pairs, shall not change the financial terms applicable to any Antibodies to any Lilly Target Pair that remains subject to this Agreement.

In the event Lilly terminates the Agreement in whole (or in part with respect to a particular Lilly Target Pair) prior to the expiration of the Research Program Term (the “Lilly RP Termination Decision”), (i) Lilly shall promptly cease any and all activities under the Research Program with respect to any Antibodies Directed To the Lilly Target Pair(s) to which such termination applies, and (ii) as of the Lilly RP Termination Decision, (A) Lilly shall have no right or obligation under this Agreement with respect to any Antibodies Directed To the Lilly Target Pair(s) to which such termination applies to pursue or achieve any further Milestone Event (except as may occur as a result of completing an on-going experiment) and (B) Lilly shall pay, with respect to Antibodies Directed to the Lilly Target Pair(s) that are subject to such termination, any further unpaid Milestone Payments for Milestone Events achieved prior to the Lilly RP Termination Decision or thereafter as a result of an ongoing experiment commenced prior to the Lilly RP Termination Decision. For clarity, in the event of a termination of the Agreement in whole under this Section 10.2.1, the Agreement shall terminate with respect to all Lilly Target Pairs and all Antibodies Directed thereto. In the event of termination of the Agreement in part under this Section 10.2.1 with respect to a Lilly Target Pair(s), Antibody(ies) Directed To such terminated Lilly Target Pair(s) shall cease to be Antibodies for all purposes of this Agreement, including for purposes of the definition of Product, the licenses granted to Lilly under Section 2.1 and the exclusivity set forth in Section 3.5. Finally, in the event of a termination of the Agreement in whole under this Section 10.2.1, Lilly shall have no further rights under Section 8.4 to use Zymeworks’ Confidential Information for internal research and development purposes (which is

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in contrast to a termination in part, where Lilly’s rights under Section 8.4 would continue pursuant to the terms therein).”

12.	Section 10.2.2. After the Research Program Term. Section 10.2.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“10.2.2. After the Research Program Term. “Notwithstanding anything contained in this Agreement to the contrary, Lilly shall have the right, after the Research Program Term, to terminate this Agreement in whole (or in part with respect to a particular Lilly Target Pair) at any time in its sole discretion upon […***…] days advance notice to Zymeworks. In the event of termination of the Agreement in part with respect to a Lilly Target Pair(s), Antibody(ies) Directed To such terminated Lilly Target Pair(s) shall cease to be Antibodies for all purposes of this Agreement, including for purposes of the definition of Product, the licenses granted to Lilly under Section 2.1 and the exclusivity set forth in Section 3.5.”

13.	No Other Modifications. Except as specifically set forth in this Amendment, the terms and conditions of the Agreement shall remain in full force and effect. No waiver of the performance of any obligation under this Amendment shall be effective unless it has been given in writing and signed by the Party giving such waiver. No provision of this Amendment may be amended or modified other than by a written document signed by authorized representatives of each Party.

THIS AMENDMENT AND THE AGREEMENT AS AMENDED BY THIS AMENDMENT SET FORTH THE ENTIRE AGREEMENT AND UNDERSTANDING OF LILLY AND ZYMEWORKS WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND SUPERCEDES ALL PRIOR DISCUSSIONS, AGREEMENTS AND WRITINGS IN RELATION THERETO.

14.	Miscellaneous. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without reference to any rules of conflict of laws.

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IN WITNESS WHEREOF, the Parties intending to be bound have caused this Amendment to be executed by their duly authorized representatives.

ZYMEWORKS INC.

By:	/s/ Ali Tehrani
Name:	Ali Tehrani, Ph.D.
Title:	President & Chief Executive Officer
Date:	6/4/2015

ELI LILLY AND COMPANY

By:	/s/ Greg Plowman
Name:	Greg Plowman
Title:	VP Oncology Research, Eli Lilly & Co.
Date:	5/31/2014

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